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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    Form 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:                     January 8, 1998
Date of Earliest
  Event Reported:                   January 5, 1998


                      EV International, Inc.
         (Exact name of registrant as specified in its charter)



   Delaware                         333-27341                      52-2011193
   --------                         ---------                      ----------
(State of                    (Commission File Number)             (IRS Employer
Incorporation)                                                    Identification
                                                                      Number)



   602 Cecil Street, Buchanan, Michigan                                 49107
(Address of principal executive offices)                              (Zip Code)



                                 (616) 695-4705
              (Registrant's telephone number, including area code)


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Items 1-4.                 Not Applicable.

Item 5.                    Other Events

                  The Board of Directors of EV International, Inc. (the "Company") announced that they intend to merge with Telex Communications, Inc. A press release announcing the proposed transaction is attached as Exhibit 99.1.

Item 6.                    Not Applicable.

Item 7.                    Exhibits

                  99.1              Press Release dated January 5, 1998.

Item 8.                    Not Applicable.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EV INTERNATIONAL, INC.
                                            (Registrant)


                                        By: /s/  Christine K. Vanden Beukel
                                           ---------------------------------
                                           Name: Christine K. Vanden Beukel
                                           Title: Secretary

Date: January 5, 1998


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                                  EXHIBIT INDEX



            Exhibit No.               Description
            -----------               -----------
               99.1                   Press Release dated January 5, 1998


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